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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 27, 2002

                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395

                Maryland                                31-0387920
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                Identification No.)

                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure

     On November 12, 2002, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 was filed with the SEC. This report contained a discussion and pro-forma presentation outlining a change to the segment reporting structure in Note 8 of the Notes to Condensed Consolidated Financial Statements. On November 27, 2002, NCR provided a supplemental presentation on its web page showing restated operating results for each quarter of 2001 and 2002 using the new segment structure. Included as Exhibit 99.1 to this Current Report on Form 8-K is the supplemental presentation and is incorporated by reference.

                                  Exhibit Index

Exhibit Number             Description
--------------             -----------

    99.1                   Quarterly Revenue and Operating Income by Operating
                           Segment

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 NCR CORPORATION

Date: November 27, 2002                              By:  /s/ Earl C. Shanks
                                                     ---------------------------
                                                     Earl C. Shanks
                                                     Senior Vice President
                                                     and Chief Financial Officer